UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO

SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 15, 2012 (June 11, 2012)

RADIATION THERAPY SERVICES

HOLDINGS, INC.

 (Exact Name of Registrant as Specified in Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

333-170812	26-1747745
(Commission File Number)	(I.R.S. Employer Identification No.)

2270 Colonial Boulevard Fort Myers, Florida	33907
(Address of Principal Executive Offices)	(Zip Code)

(239) 931-7275
(Registrant’s Telephone Number, including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐        Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐        Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐        Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐        Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01                                             Entry into a Material Definitive Agreement.

Third Amended and Restated Limited Liability Company Agreement of Radiation Therapy Investments, LLC

Effective as of June 11, 2012, Radiation Therapy Investments, LLC (“Parent”), the direct parent company of Radiation Therapy Services Holdings, Inc. (the “Company”), entered into the Third Amended and Restated Limited Liability Company Agreement of Parent (the “Amended LLC Agreement”).  The Amended LLC Agreement establishes new classes of equity units in Parent in the form of Class MEP Units, Class EMEP Units, Class L Units and Class G Units for issuance to employees, officers, directors and other service providers, establishes new distribution entitlements related thereto, and modifies the distribution entitlements for holders of preferred units and Class A Units of Parent.  The Amended LLC Agreement also provides that any forfeited or repurchased Class EMEP Units may be reallocated by Dr. Daniel Dosoretz, in his sole discretion, for so long as he is Chief Executive Officer of the Company.  The Amended LLC Agreement provides for the cancellation of Parent’s existing Class B and Class C incentive equity units.  The other material terms of the Second Amended and Restated Limited Liability Company Agreement of Parent, dated as of March 25, 2008, remain unchanged, including that the prior written consent of affiliates of Vestar Capital Partners is required for Parent to engage in certain types of transactions, including mergers, acquisitions, asset sales, and to incur indebtedness and make capital expenditures, subject to exceptions and limitations.  The Amended LLC Agreement contains customary indemnification provisions relating to holders of units and managers and officers of Parent.

Effective as of June 11, 2012, Parent entered into Amendment No. 1 to the Second Amended and Restated Securityholders Agreement (the “Securityholders Agreement Amendment”) to provide certain applicable corresponding rights and obligations to the newly created classes of equity units in Parent.

The foregoing description of the Amended LLC Agreement and Securityholders Agreement Amendment are qualified in their entirety by reference to such documents, copies of which are attached hereto as Exhibits 10.1 and 10.2, respectively, and incorporated into this Item 1.01 by reference.

The information included in Item 5.02 of this Current Report is incorporated by reference into this Item 1.01.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Dosoretz Employment Agreements

Effective as of June 11, 2012, the Company, Radiation Therapy Services, Inc., a wholly owned subsidiary of the Company (“RTS”), and Daniel E. Dosoretz entered into an Amended and Restated Executive Employment Agreement (the “Amended Dosoretz Executive Employment Agreement”) for Dr. Dosoretz, the Chief Executive Officer and a director of each of the Company and RTS.  The Amended Dosoretz Executive Employment Agreement extends the expiration of the initial term of Dr. Dosoretz’s employment as Chief Executive Officer, as set forth in the Executive Employment Agreement dated as of February 21, 2008 (the “Prior Dosoretz Executive Employment Agreement”), from February 21, 2013 to June 11, 2017 and provides Dr. Dosoretz with the option to further extend the initial term thereof by an additional two years at any time prior to the second anniversary of the date thereof.  The other material terms of the Prior Dosoretz Executive Employment Agreement remain unchanged.

Effective as of June 11, 2012, 21st Century Oncology, Inc., an indirect wholly owned subsidiary of the Company, and Dr. Dosoretz entered into an Amended and Restated Physician Employment Agreement (the “Amended Dosoretz Physician Employment Agreement”).  The Amended Dosoretz Physician Employment Agreement extends the expiration of the initial term of Dr. Dosoretz’s employment as a radiation oncologist, as set forth in the Physician Employment Agreement dated as of February 21, 2008 (the “Prior Dosoretz Physician Employment Agreement”), from February 21, 2013 to June 11, 2017 and provides Dr. Dosoretz with the option to further extend the initial term thereof by an additional two years at any time prior to the second anniversary of the date thereof.  The other material terms of the Prior Dosoretz Physician Employment Agreement remain unchanged.

Carey Employment Agreement

On June 11, 2012, the Company, RTS and Bryan J. Carey entered into an Executive Employment Agreement (the “Carey Employment Agreement”) to be effective as of January 1, 2012 pursuant to which Mr. Carey will serve as the Company’s Vice Chairman and Chief Financial Officer.  Certain key terms of the Carey Employment Agreement are summarized below:

•                  Term: Mr. Carey’s term of employment commenced on January 1, 2012 and will continue to January 1, 2017.  After expiration of the initial term, it shall be automatically extended for successive two year renewal terms unless either RTS or Mr. Carey provides at least 120-day’s prior notice that the term of the agreement will not be extended.

•                  Cash Compensation: Mr. Carey will be entitled to an annual base salary of at least $475,000 and will have the opportunity to earn an initial annual cash performance incentive bonus equal to 85% of his annual base salary based on criteria as reasonably agreed to between Mr. Carey and the Chief Executive Officer of RTS, with approval from the Compensation Committee.  For each of 2012 and 2013, the minimum amount of the performance bonus payable to Mr. Carey will be $200,000.  Mr. Carey also has the opportunity to earn an additional discretionary bonus upon achievement of related operating performance targets.

•                  Benefits: Mr. Carey will be entitled to participate in RTS’s employee benefit plans as in effect from time to time, with employee benefits and perquisites on the same basis as those benefits are generally made available to other senior executives of RTS.  In addition, RTS will reimburse Mr. Carey for reasonable expenses he incurs in connection with RTS’s business, including commuting costs between New York and RTS’s headquarters in Florida, as well as a gross up of any such expense reimbursement which is taxable to Mr. Carey.

•                  Termination and Severance: Mr. Carey may terminate his employment at any time for any reason.  If Mr. Carey resigns or otherwise voluntarily terminates his employment and the termination is not for “good reason” during the term of his employment (as defined in the Carey Employment Agreement), he will be entitled to receive his base salary accrued and unpaid through the date of termination and his earned and unpaid annual cash incentive payment, if any, for the fiscal year prior to the termination date.  Mr. Carey shall also receive any nonforfeitable benefits already earned and payable to him under the terms of any deferred compensation, incentive or other benefit plan maintained by RTS, payable in accordance with the terms of the applicable plan (all amounts in this bullet section are referred to as “Accrued Compensation”). If Mr. Carey’s employment is terminated by RTS for Cause (as defined in the Carey Employment Agreement), the amount he shall be entitled to receive will be limited to the Accrued Compensation.

If Mr. Carey’s employment is terminated by RTS without “Cause” or by Mr. Carey for “good reason” (as defined in the Carey Employment Agreement), subject to his execution of a release of claims against RTS and his continued compliance with the restrictive covenants, and in addition to the payment of the Accrued Compensation, RTS is obligated to make monthly payments to Mr. Carey for a period of 24 months after his termination date.  Each monthly payment shall be equal to 1/12th of Mr. Carey’s annual base salary, as in effect at the termination date plus the average performance bonus for the three years immediately prior to the termination date. In the event such termination is within six months prior to or after a “Change of Control,” Mr. Carey will be entitled to such payments for a period of 36 months instead of 24 months.  In addition, if Mr. Carey should elect continued COBRA coverage, RTS shall pay during the period Mr. Carey actually continues such coverage, the same percentage of monthly premium costs for COBRA continuation coverage as it pays of the monthly premium costs for medical coverage for senior executives generally.

•               Confidentiality and Non-competition:  The Carey Employment Agreement also contains customary confidentiality and non-competition provisions.

In addition, Mr. Carey has been granted 5,625 Class A Units and 296 Preferred Units of Parent, which are governed by the terms of the Amended LLC Agreement.

Garcia Employment Agreement Amendment

On June 11, 2012, RTS and Joseph Garcia, Senior Vice President and Chief Operating Officer of RTS, entered into the First Amendment to Executive Employment Agreement (the “Garcia Employment Agreement Amendment”).  The Garcia Employment Agreement Amendment extends the expiration of the initial term thereof from February 7, 2014 to April 1, 2017 and increases the severance generally payable to Mr. Garcia from 12 months of base salary to 24 months of base salary, plus prior years’ bonus.  In addition, it provides that if the Company elects to not renew the term of Mr. Garcia’s Executive Employment Agreement, that the Company will be required to pay Mr. Garcia severance of 12 months of base salary.

Mr. Garcia has also been granted 25,000 Class A Units and 500 Preferred Units of Parent, which are governed by the terms of the Amended LLC Agreement.

Travis Employment Agreement Amendment

On June 11, 2012, the Company, RTS and Norton Travis entered into Amendment No. 3 to Executive Employment Agreement (the “Travis Employment Agreement Amendment”), which provides Mr. Travis, the Company’s Executive Vice President and General Counsel, with the option to extend the initial term of his employment by an additional two years at any time prior to the second anniversary of the date of execution of the Travis Employment Agreement Amendment.

The foregoing description of the Amended Dosoretz Executive Employment Agreement, the Amended Dosoretz Physician Employment Agreement, the Carey Employment Agreement, the Garcia Employment Agreement Amendment and the Travis Employment Agreement Amendment are qualified in their entirety by reference to such documents, copies of which are attached hereto as Exhibits 10.3, 10.4, 10.5, 10.6 and 10.7, respectively, and incorporated into this Item 5.02 by reference.

Item 9.01.                          Financial Statements and Exhibits.

(d)                                 Exhibits.

Exhibit Number	Description
10.1	Third Amended and Restated Limited Liability Company Agreement of Radiation Therapy Investments, LLC, dated as of June 11, 2012.

10.2	Amendment No. 1 to the Second Amended and Restated Securityholders Agreement, dated as of June 11, 2012.

10.3	Amended and Restated Executive Employment Agreement, dated as of June 11, 2012, by and among Radiation Therapy Services Holdings, Inc., Radiation Therapy Services, Inc. and Daniel E. Dosoretz.

10.4	Amended and Restated Physician Employment Agreement, dated as of June 11, 2012, by and between 21st Century Oncology, Inc. and Daniel E. Dosoretz, M.D.

10.5	Executive Employment Agreement, dated as of January 1, 2012, by and among Radiation Therapy Services Holdings, Inc., Radiation Therapy Services, Inc. and Bryan J. Carey.

10.6	First Amendment to Executive Employment Agreement, dated as of June 11, 2012, by and between Joseph Garcia and Radiation Therapy Services, Inc.

10.7	Amendment No. 3 to Executive Employment Agreement, dated as of June 11, 2012, by and among Radiation Therapy Services Holdings, Inc., Radiation Therapy Services, Inc. and Norton Travis.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RADIATION THERAPY SERVICES
HOLDINGS, INC.

Date: June 15, 2012	By:	/s/ Bryan J. Carey
		Name:	Bryan J. Carey
		Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
10.1	Third Amended and Restated Limited Liability Company Agreement of Radiation Therapy Investments, LLC, dated as of June 11, 2012.

10.2	Amendment No. 1 to the Second Amended and Restated Securityholders Agreement, dated as of June 11, 2012.

10.3	Amended and Restated Executive Employment Agreement, dated as of June 11, 2012, by and among Radiation Therapy Services Holdings, Inc., Radiation Therapy Services, Inc. and Daniel E. Dosoretz.

10.4	Amended and Restated Physician Employment Agreement, dated as of June 11, 2012, by and between 21st Century Oncology, Inc. and Daniel E. Dosoretz, M.D.

10.5	Executive Employment Agreement, dated as of January 1, 2012, by and among Radiation Therapy Services Holdings, Inc., Radiation Therapy Services, Inc. and Bryan J. Carey.

10.6	First Amendment to Executive Employment Agreement, dated as of June 11, 2012, by and between Joseph Garcia and Radiation Therapy Services, Inc.

10.7	Amendment No. 3 to Executive Employment Agreement, dated as of June 11, 2012, by and among Radiation Therapy Services Holdings, Inc., Radiation Therapy Services, Inc. and Norton Travis.